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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                           May 17, 2002 (May 17, 2002)
                           ---------------------------

                            LIFEPOINT HOSPITALS, INC.
                           ----------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                    0-29818                  52-2165845
            --------                    -------                  ----------
        (State or Other           (Commission File            (I.R.S. Employer
        Jurisdiction of                Number)                 Identification
         Incorporation)                                           Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

                None required

         (b)  Pro forma financial information.

                None required

         (c)  Exhibits.

                99  Copy of press release issued by the Company on May 17, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

         LifePoint Hospitals, Inc. (the "Company") issued a press release on May 17, 2002. The press release announced the pricing of a private placement of $200 million of its 4 1/2% Convertible Subordinated Notes due 2009. See the press release attached as Exhibit 99.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LIFEPOINT HOSPITALS, INC.



                                      By:   /s/ William F. Carpenter III
                                          --------------------------------------
                                                William F. Carpenter III
                                                Senior Vice President and
                                                General Counsel



Date:  May 17, 2002





                                       3

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                                  EXHIBIT INDEX



EXHIBIT
NUMBER     DESCRIPTION OF EXHIBITS
------     -----------------------
  99       Copy of press release issued by the Company on May 17, 2002.








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